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                       SCHWAB FLORIDA MUNICIPAL MONEY FUND

                        SUPPLEMENT TO THE APRIL 30, 2006
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI) AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

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The prospectus and SAI are hereby amended to reflect recent changes to the
Schwab Florida Municipal Money Fund's (the "Fund") investment objective, investment strategy and 80% investment policy and an upcoming change to the Fund's name.

NAME CHANGE

Effective July 20, 2006, the Schwab Florida Municipal Money Fund will change its name to the Schwab AMT Tax-Free Money Fund.

For a period of time after July 20, the Fund may continue to invest more than 20% of its net assets in securities whose income is subject to the federal alternative minimum tax (AMT). Please see the "Change in 80% Investment Policy" section below for more information regarding the gradual transition of the Fund's portfolio.

CHANGE IN INVESTMENT OBJECTIVE

The Fund has changed its investment objective to remove the reference to the Florida intangible tax, which was recently repealed by the State of Florida. Accordingly, the Fund no longer seeks to have its shares exempt from this tax and has removed this element from its investment objective. The Fund's new investment objective is to seek the highest current income exempt from federal income tax that is consistent with stability of capital and liquidity.

CHANGE IN INVESTMENT STRATEGY

The Fund has modified its investment strategy in order to allow the Fund to invest in a wider range of issuers of municipal money market securities. Accordingly, the Fund will no longer invest primarily in securities issued by the State of Florida and its municipalities. The Fund's new investment strategy is to invest in money market securities from states and municipal agencies around the country and from U.S. territories and possessions.

CHANGE IN 80% INVESTMENT POLICY

The Fund has changed its 80% investment policy to remove the requirement regarding the Florida intangible tax. Also, the Fund has decided to add a requirement to its 80% investment policy regarding the federal alternative minimum tax, as follows:

         Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal money market securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT).


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The Fund is in the process of transitioning its portfolio to conform to the new
AMT requirement of this 80% investment policy. CURRENTLY, AT LEAST 80% OF THE FUND'S NET ASSETS ARE INVESTED IN MUNICIPAL MONEY MARKET SECURITIES WHOSE INTEREST IS EXEMPT FROM FEDERAL INCOME TAX, BUT THE INTEREST MAY BE SUBJECT TO AMT. By August 15, 2006, the Fund anticipates that at least 80% of its net assets will be invested in securities whose interest is exempt from federal income tax and AMT. After October 31, 2006, the Fund does not intend to invest in any municipal securities whose interest is subject to AMT.

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ADDITIONAL CHANGES TO THE PROSPECTUS

In connection with the changes above, the prospectus is hereby amended to reflect the following additional changes.

The following sentence on page 23 of the prospectus is hereby deleted:

         For Florida taxpayers, especially those in higher tax brackets who are seeking tax-exempt income, this fund may be an appropriate investment.

The following sentence is hereby added to page 23 of the prospectus:

         This fund is designed for individuals in higher tax brackets who are seeking tax-exempt income.

The fifth paragraph of the "RISKS" section on page 23 of the prospectus is hereby deleted and replaced with the following:

         STATE AND REGIONAL FACTORS COULD AFFECT THE FUND'S PERFORMANCE. To the extent that the fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance.

                PLEASE RETAIN THIS DOCUMENT FOR FUTURE REFERENCE.


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                       SCHWAB FLORIDA MUNICIPAL MONEY FUND

                                SUPPLEMENT TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI) AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

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This document provides important information about an upcoming change to the
Schwab Florida Municipal Money Fund's (the "Fund") diversification policy.

The Fund will change its classification from a non-diversified mutual fund to a diversified mutual fund. In addition, the changes made to the Fund's investment strategy require the Fund to comply with more stringent diversification requirements under the rule that governs the operations of "national" municipal money market funds. The Fund is in the process of transitioning its portfolio to conform to these requirements. During the transition period, the Fund will continue to comply with the less stringent diversification requirements relating to a "single state" municipal money market fund. The Fund anticipates that it will comply with the diversification requirements relating to national municipal money market funds on or before October 31, 2006, at which time the Fund's new diversification policy will be:

         The Fund may not purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

                PLEASE RETAIN THIS DOCUMENT FOR FUTURE REFERENCE.


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